SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by Registrant                       [X]
Filed by Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for the use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[x]  Definitive Information Statement



                                   SHAFT, INC.
                                   -----------
                  (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                ----------------
                                   Shaft, Inc.
                              20 Old Turnpike Road
                             Nanuet, New York 10954
                                ----------------


                              INFORMATION STATEMENT
                           AND NOTICE OF ACTIONS TAKEN
                 BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information
-------------------

      This information is being provided to the shareholders of Shaft, Inc. (the "Company") in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing the Company to:

     1. Effect a forward stock split of the Company's outstanding Common Stock at a ratio of ten-for-one as discussed in the accompanying Information Statement;

     2. Amend the Company's Articles of Incorporation to effect a name change to "Elegant Concrete, Inc.", and change the address for the Company's principal place of business to 20 Old Turnpike Road, Nanuet, NY 10954;

     3. Reduce the Board of Directors of the Company to two directors;

     4. Approve the form, terms and provisions of the Employment Agreements between the Company and Alan Hillsberg and Anthony Costanzo; and

     5. Approve the form, terms and provisions of the Incentive Stock Option Agreement, and authorize the officers of the Company to execute and deliver, on behalf of the Company, such an Incentive Stock Option Agreement.

     The shareholders holding shares representing approximately 98.5% of the votes entitled to be cast at a meeting of the Company's shareholders consented in writing to the proposed actions. The consent by the shareholders will not become effective until 20 days from the date of the mailing of this Information Statement to our shareholders.

     The elimination of the need for a special meeting of the shareholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

     In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions set forth herein as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholders of the Company.

     The date on which this Information Statement was first sent to the shareholders is on or about January 21, 2003.


Outstanding Voting Stock of the Company and Statement that Proxies Are Not
--------------------------------------------------------------------------
Solicited
---------

     The Certificate of Amendment to the Articles of Incorporation will not take effect until at least 20 days after the mailing of this Information Statement. This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action pursuant to the Securities Exchange Act of 1934, as amended, and the Nevada Law.

     The Board of Directors fixed January 6, 2003 as the record date for the determination of stockholders entitled to receive this Information Statement (the "Record Date"). As of the Record Date, there were 994,000 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to shareholders. This information statement is being sent on January 21, 2003 to such holders of record.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is being sent to you for information purposes only. No action is requested nor required on your part.



QUESTIONS AND ANSWERS
---------------------

Q: What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting common stock of the Company have already agreed to:

     1. Effect a forward stock split of the Company's outstanding Common Stock at a ratio of ten-for-one as discussed in the accompanying Information Statement;

     2. Amend our Articles of Incorporation to effect a name change to "Elegant Concrete, Inc.", and change the address for the Company's principal place of business to 20 Old Turnpike Road, Nanuet, NY 10954;

     3. Reduce the Board of Directors of the Company to two directors;

     4. Approve the form, terms and provisions of the Employment Agreements between the Company and Alan Hillsberg and Anthony Costanzo; and

     5. Approve the form, terms and provisions of the Incentive Stock Option Agreement, and authorize the officers of the Company to execute and deliver, on behalf of the Company, such an Incentive Stock Option Agreement.

Q: Why have the Board of Directors and a majority of the shareholders agreed to approve these actions?

A: All of these actions are necessary to accomplish the terms of the Agreement and Plan of Reorganization (the "Reorganization") dated as of January 6, 2003, between the Company and Elegant Concrete Technologies, Inc. (hereinafter referred to as "Elegant").

Q: What are the basic terms of the transaction with Elegant?

A: The Company delivered at the closing (the "Closing") of the Reorganization 500,000 restricted shares of its common stock in exchange for 167 2/3 shares of Elegant common stock, which represents all of the outstanding shares of common stock of Elegant, par value $1.00, in what is intended to be a tax-free reorganization. Pursuant to the Reorganization, the shareholders, directors and officers of the Company contributed 208,755 shares of common stock of the Company as capital. After the Acquisition, the Company now has 994,000 shares of common stock issued and outstanding. You will retain all of your present stockholdings in the Company.

Q: What business is conducted by Elegant?

A: Elegant is a privately held corporation that intends to engage in business that involves engraving permanent patterns into existing concrete mostly for exterior floors and patios. The engraved patterns look like tile, but cost significantly less. Elegant is a developmental stage company, organized under the laws of the State of New York on April 3, 2002.

Q: Are there risks involved in the transaction with Elegant?

A: Yes. The Company's success will be totally dependent upon the success of Elegant. Elegant is a developmental stage company. There are no assurances that Elegant's operations will be profitable after the Reorganization.


Security Ownership of Certain Owners and Management
---------------------------------------------------

     The following table sets forth the Common Stock ownership information as of January 6, 2003, with respect to (i) each person known to the Company to be the beneficial owner of more that 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each person intending to file a written consent to the adoption of the actions set forth herein; and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

Name of Beneficial              Number of Shares            Percent
Owner (1)                      Beneficially Owned         of Class (2)
-----------------------------------------------------------------------
Alan Hillsberg                     300,000                    30.2%

Hudson One Enterprises             175,000                    17.6%

Todd Grisoff                        49,500                     4.9%

Robert Grisoff, Sr.                 49,474                     4.9%

Robert Grisoff, Jr.                 49,500                     4.9%

Karl Foust                          47,877                     4.8%

Warren Schaeffer                    45,079                     4.5%

Inna Ivanova                        45,000                     4.5%

Patricia Bailey                     40,000                     4.0%

Stephanie Schaeffer                 34,500                     3.5%

Steven Schaeffer                    34,200                     3.4%

Lindsay Ferrin                      26,850                     2.7%

Anthony Costanzo                    25,000                     2.5%

Gregory M. Spinder                  22,500                     2.3%

Jill L. Spinder                     22,500                     2.3%

Marlene Grisoff                     11,200                     1.1%

Vivianne D'Ascola                   1,000                      0.1%
Glovsky


ALL EXECUTIVE OFFICERS
AND DIRECTORS AS A                  325,000                    32.7%
GROUP (2 people)

Notes:

(1) Except as otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to community property laws where applicable. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than 5% of the Company's Common Stock is c/o Elegant Concrete Technologies, Inc., 20 Old Turnpike Road, Nanuet, NY 10954, Attn: CFO.

(2) The ownership percentages set forth in the table are based on 994,000 shares of Common Stock outstanding as of January 6, 2003. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities where applicable.


Purpose and Effect of the Forward Stock Split
---------------------------------------------

     On January 7, 2003 the Company's Board of Directors announced its intention to undertake a 10 for 1 forward stock split (the "Stock Split"). On January 8, 2003, shareholder's holding shares representing 98.5 percent of the votes consented in writing to the Stock Split. This approval will not become effective until 20 days from the mailing of this Information Statement to the shareholders of the Company.

     Upon filing of the Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State 20 days following the mailing of this Information Statement, the Stock Split will be effective, and each certificate representing shares of Common Stock outstanding immediately prior to the Stock Split (the "Old Shares") will be deemed automatically, without any action on the part of the shareholders, to represent ten times the number of shares of Common Stock after the Stock Split (the "New Shares").


     The Board of Directors believes that this Stock Split is necessary to increase the marketability of the Company's common stock to prospective buyers and to enhance the liquidity of the common stock so the Company can have better access to the capital markets. Further, the Stock Split will provide the necessary infusion of capital that the Company believes it needs to make the recent reorganization with Elegant successful. This Stock Split will increase the number of issued and outstanding shares from 994,000 to 9,940,000.

     The number of shares of capital stock authorized by the Articles of Incorporation will not change as a result of the Stock Split. The Common Stock issued pursuant to the Stock Split will be fully paid and non-assessable. The voting and other rights that presently characterize the Common Stock will not be altered by the Stock Split.

     Although the Stock Split will not, by itself, impact the Company's assets or business, the Stock Split could result in a decrease in the aggregate market value of the Company's equity capital. The Board of Directors believes that this risk is outweighed by the benefits of the Stock Split.

     Approval of the Reverse Split requires the affirmative consent of at least a majority of the outstanding shares of Common Stock. Shareholders holding a total of 979,180 shares of Common Stock, representing 98.5% of the outstanding shares of Common Stock, have already consented to the Stock Split.

     There can be no assurance, nor can the Board of Directors of the Company predict what effect, if any, the Stock Split will have on the market price of the Company's Common Stock.


Purpose and Effect of the Proposed Name and Symbol Change
---------------------------------------------------------

     On January 6, 2003, the Board of Directors determined to change the name of the Company to Elegant Concrete, Inc. and to change the Company's NASDAQ trading symbol to ECTI, or any other similar symbol available through NASDAQ. The purpose of the name and proposed symbol change is to more accurately reflect the Company's business and its activities after the Reorganization.

     Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Shareholders holding a total of 979,180 shares of Common Stock (98.5%) have already consented to such changes.

Purpose and Effect of the Change in Company's Address
-----------------------------------------------------

     On January 6, 2003, the Board of Directors determined to change the address of the principal place of business for the Company to 20 Old Turnpike Road, Naneut, NY 10954. The purpose of the change in address is because the Company, after the Reorganization, will be operating out of the New York region as its principal place of business, and having such an address change would provide shareholders and potential customers easier access to Company information and contact with Company personnel.

     Approval of the address change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Shareholders holding a total of 979,180 shares of Common Stock (98.5%) have already consented to such changes.


Purpose and Effect of the Decrease in Board of Directors
---------------------------------------------------------

     Prior to the Reorganization, the Board of Directors elected Alan Hillsberg and Anthony Costanzo to stand as directors on the board. The Company has no reason to believe that any nominee will refuse to act or be unable to accept election. Each Director elected will serve until his or her term expires and until his or her successor has been duly elected and qualified.

     The Bylaws of the Company give the Board of Directors the authority to determine the number of directors, to increase or decrease the number of directors and to fill vacancies or eliminate vacancies by resolution of the Board of Directors. The Board of Directors, by resolution dated January 3, 2003, had set the number of directors at three. Upon the resignation of Ms. Jennifer Harris on January 6, 2003, the Board consists of two members, Messrs. Hillsberg and Costanzo. As such, the Board by resolution dated January 7, 2003, pursuant to the powers outlined in the Company's Bylaws, has decreased the number of directors to two.

     Information concerning the nominees for election as Directors is as follows:

     Alan Hillsberg: Mr. Hillsberg is 46 years old and is an entrepreneur in the true sense of the word, over the past 20 years he has started numerous businesses and consequently sold them to move on to other business opportunities. In 1992, Mr. Hillsberg and partners started PTI holdings, a publicly traded company involved in the protective bicycle gear industry. Mr. Hillsberg consequently sold his interest in PTI to the new owners in 1994 as the company was emerging as an industry leader.

     After PTI, Mr. Hillsberg started ShowCase Technologies, and developed hard shell cases to protect lap top computers. He again sold the company in 1999 for an undisclosed amount. At the same time, Mr. Hillsberg developed a technology company to guarantee top listings on Internet search engines. After selling Showcase he started Top Listing and sold that company in 2000.

     Mr. Hillsberg spent much of 2001 in starting a web design company and researching the viability of Elegant as a business. After seeing the tremendous potential of the decorative concrete business he went to work full time developing the Elegant business model

     Anthony Costanzo: Mr. Costanzo, age 33, is currently Chief Financial Officer of PTI Holding Inc. ("PTI"), an office held by Mr. Costanzo since October 1997. PTI is engaged in the business of designing, developing and marketing distinctive, high-performance men's athletic footwear for basketball, and related apparel bearing PTI's name and logo. Prior to becoming the CFO, he served as Treasurer of PTI Holding Inc. beginning in February 1995. Prior to joining PTI Holding, Mr. Costanzo worked in Public Accounting since graduating in 1991. He became a Certified Public Accountant in August 1993.

     Approval of the reduction in the number of directors requires a majority of the votes cast by holders of the outstanding Common Stock of the Company. Shareholders holding a total of 979,180 shares of Common Stock (98.5%) have already consented to such changes, and such percentage represents a majority.

Purpose and Effect of Approving the Employment Agreements
---------------------------------------------------------

     On January 7, 2003, the Board of Directors determined to approve the form, terms and provisions of Employment Agreements with Alan Hillsberg, the President of Elegant, and Anthony Costanzo, the Chief Financial Officer of Elegant.

     Each of Messrs. Hillsberg and Costanzo will enter into an employment agreement (the "Employment Agreements") with the Company to become effective on the date of the Reorganization. The form of said Employment Agreements are attached hereto as Exhibits A and B, respectively. Pursuant to the Employment Agreements, Mr. Hillsberg will serve as President and Chief Executive Officer and will be paid an annual base salary of $250,000, and Mr. Costanzo will serve as Chief Financial Officer and Secretary and will be paid an annual base salary of $30,000. In addition, the Employees shall be eligible to receive annual performance bonuses in amounts to be determined by simple majority vote of the shareholders of the Company.


     Mr. Hillsberg's Employment Agreement calls for a salary escalation on a sliding scale determined by the following: (i) if the Company is able to produce $750,000.00 in net profit, compensation is raised to $300,000 for that year;
(ii) if the Company is able to produce $1,000,000.00 in net profit, compensation is raised to $350,000 for that year; and (iii) if the Company is able to produce more than $1,200,000.00 net profit, compensation is raised to $400,000 for that year.

     The Employment Agreements grant three options (each an "Annual Option") to purchase shares (as adjusted for all splits, recombinations, stock dividends and similar events occurring after the 10 for 1 split of the shares of the Common Stock of the Company to occur as detailed in this Information Statement), with Mr. Hillsberg having an option for 50,000 shares, and Mr. Costanzo having an option for 25,000 shares of the Common Stock of the Company. The Annual Options shall vest successively as follows: (i) the first Annual Option shall vest on the first anniversary of the date of the Employment Agreement, (ii) the second Annual Option shall vest on the second anniversary of the date of the Employment Agreement, and (iii) the third Annual Option shall vest on the third anniversary of the date of the Employment Agreement (in each case, the "Annual Option Vest

Date"), provided that an Annual Option shall not vest and the Employee shall not be entitled to exercise all or any part of such Annual Option unless the Employee shall be an employee of the Company through the day before the Annual Option Vest Date for such Annual Option. The exercise price for each Annual Option shall be $1.00 per share (as adjusted for all splits, recombinations, stock dividends and similar events occurring after the 10 for 1 split of the shares of the Common Stock of the Company to occur as detailed in this Information Statement. Each Annual Option shall expire [five years] after the Annual Option Vest Date for such Annual Option.


     The Employment Agreements further authorize the Company to issue additional options (each a "Discretionary Option") to the Employee upon the simple majority vote of the shareholders of the Company. Each Discretionary Option shall vest as determined by the shareholders of the Company at time of issuance (in each case, the "Discretionary Option Vest Date"), provided that an option shall not vest and the Employee shall not be entitled to exercise all or any part of such option unless the Employee shall be an employee of the Company through the day before the Discretionary Option Vest Date. The exercise price and expiration date for each Discretionary Option shall be set by the Board of Directors at the time of its issuance.

     Under the terms of the Employment Agreements, if the Employee's employment with the Company is terminated by the Company other than for "cause" the terminated Employee will be entitled to continue to receive his base salary for 12 months following the date of termination.

     Approval of the Employment Agreements requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Shareholders holding a total of 979,180 shares of Common Stock (98.5%) have already consented to such changes.

Purpose and Effect of Approving the Incentive Stock Option Plan
---------------------------------------------------------------

     On January 7, 2003, the Board of Directors established and approved a new incentive stock option plan for the Company which will cover an estimated 300,000 shares of its Common Stock. The new incentive stock option plan is attached hereto as Exhibit C. It is expected that this stock option plan will be registered on Form S-8 with the Securities and Exchange Commission.


No Dissenter's Rights
---------------------

     Under Nevada law, the Company's dissenting shareholders are not entitled to appraisal rights, and the Company will not independently provide our shareholders with any such right.


Conclusion
----------

     As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein, including any amendment to the Company's Articles of Incorporation as described in this Information Statement was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide the Company's stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

                                                             SHAFT, INC.

                                                     By:  /S/ Alan Hillsberg
                                                         -----------------------
                                                     Name: Alan Hillsberg
                                                     Its: President

Exhibits
--------

   A       Form of Employment Agreement between the Company and Alan Hillsberg

   B       Form of Employment Agreement between the Company and Anthony Costanzo

   C       Incentive Stock Option Plan

                                                                       EXHIBIT A



                              EMPLOYMENT AGREEMENT
                              --------------------


         EMPLOYMENT AGREEMENT dated December ___, 2002 between Elegant Concrete Techonologies, Inc., a Nevada corporation having an office at 20 Old Turnpike Road, Nanuet, NY 10954 (the "Company"), and Alan Hillsberg, an individual residing at __________________ (the "Employee").


                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, the Company wishes to employ the Employee and the Employee wishes to accept such employment, all on the terms hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

         1. Employment. The Company hereby employs the Employee as its
            ----------
_____________, and the Employee hereby accepts such employment, subject to the terms and conditions hereinafter set forth.

         2. Term. The term of the Employee's employment hereunder shall
            ----
commenced on January 1, 2003, and shall continue thereafter for a period of three years, unless terminated earlier in accordance with the terms hereof.

         3. Duties; Company Shares.
            ----------------------

         (a) The Employee shall serve the Company loyally, faithfully and to the best of his abilities and shall devote his/her full working time and efforts to the performance of his/her duties hereunder. The Employee shall be available for travel, as the needs of the business of the Company require.

         (b) The Employee shall not, during the term hereof, engage in any business activity that interferes with the performance of his obligations under this Agreement.

         (c) The Employee shall not sell, transfer, hypothecate, negotiate, pledge, assign, encumber, or in any other way dispose of any Common Stock of the Company for a period of two years from the date hereof (the "Restricted Period"), except upon the approval of a simple majority of the shareholders of the Company; and any sale, transfer, hypothecation, negotiation, pledge, assignment, encumbrance or other disposition of any such Common Stock, except as so approved, shall be null and void[; except transfers to the spouse or children of the Employee or to a trust of which there are no principal beneficiaries other than the spouse or one or more children of a Employee or to a corporation or partnership 100% of the equity of which is owned by such Employee or such persons or trusts ("Permitted Transferees"), provided that any Permitted Transferee receiving shares shall execute such documents, certificates and instruments and agreements reasonably required by counsel to the Company to represent as to investment intent and other matters and to bind such transferee to not further sell, transfer, hypothecate, negotiate, pledge, assign, encumber, or in any other way dispose of the Common Stock of the Company received from the Employee for the remainder of the Restricted Period].

         (d) If the shareholders of the Company are requested by the Company to enter into to a lock-up agreement to refrain from selling any shares of Common Stock for a period after the effective date of any registration statement or notification to be filed by the Company under the Securities Act of 1933, as amended (the "Securities Act") (which period may extend for up to six months after the termination of this Agreement), and a simple majority of the shareholders of the Company, other than the Employee, agree to enter into such lock-up agreement, then the Employee shall also enter into such lock-up agreement.

         4. Compensation and Benefits.
            -------------------------

         (a) In consideration of the services to be rendered by the Employee hereunder and the Employee's covenants contained herein, the Company shall pay to the Employee, and he shall accept, a base salary, payable biweekly or weekly at the Company's option, at an annual rate of $250,000. The base salary shall be increased as follows: (i) if the net profit of the Company exceeds $750,000 during a fiscal year, the base salary shall be increased to $300,000 for the next and subsequent fiscal years; (ii) if the net profit of the Company exceeds $1,000,000 during a fiscal year, the base salary shall be increased to $350,000 for the next and subsequent fiscal years; and (iii) if the net profit of the Company exceeds $1,200,000 during a fiscal year, the base salary shall be increased to $400,000 for the next and subsequent fiscal years. The base salary, if increased pursuant to the preceding sentence, shall not thereafter be reduced.

         (b) In addition, the Employee shall be eligible to receive annual performance bonuses in amounts to be determined by simple majority vote of the shareholders of the Company.

         (c) [Bonus To Be Determined-- In addition, the Employee shall be entitled to an annual performance bonus for each calender year (a "Bonus Period") during the term hereof, commencing with the year ending December 31, 2003, based on the Company's increase during such Bonus Period in [bonus measure TBD]. For any Bonus Period, the Employee's bonus shall be a [percentage of the Employee's base pay under Section 4(a) above for such Bonus Period] equal to [bonus formula TBD]; provided however, that the Employee's bonus for any Bonus Period shall be limited to no more than [__% of the Employee's base pay for such Bonus Period]. The Company's [bonus measure] shall be determined by the Company's regular certified public accountants, whose determination shall be final.]

         (d) The Employee is hereby granted three options (each an "Annual Option") to purchase 50,000 shares each (as adjusted for all splits, recombinations, stock dividends and similar events occurring after the 10 for 1 split of the shares of the Common Stock of the Company to occur on the date hereof) of the Common Stock of the Company. The Annual Options shall vest successively as follows: (i) the first Annual Option shall vest on the first anniversary of the date hereof, (ii) the second Annual Option shall vest on the second anniversary of the date hereof, and (iii) the third Annual Option shall vest on the third anniversary of the date hereof (in each case, the "Annual

Option Vest Date"), provided that an Annual Option shall not vest and the Employee shall not be entitled to exercise all or any part of such Annual Option unless the Employee shall be an employee of the Company through the day before the Annual Option Vest Date for such Annual Option. The exercise price for each Annual Option shall be $1.00 per share (as adjusted for all splits, recombinations, stock dividends and similar events occurring after the 10 for 1 split of the shares of the Common Stock of the Company to occur on the date hereof). Each Annual Option shall expire [five years] after the Annual Option Vest Date for such Annual Option.

         (e) The Company may issue additional options (each a "Discretionary Option") to the Employee upon the simple majority vote of the shareholders of the Company. Each Discretionary Option shall vest as determined by the shareholders of the Company at time of issuance (in each case, the "Discretionary Option Vest Date"), provided that an option shall not vest and the Employee shall not be entitled to exercise all or any part of such option unless the Employee shall be an employee of the Company through the day before the Discretionary Option Vest Date. The exercise price and expiration date for each Discretionary Option shall be set by the Board of Directors at the time of its issuance.

         (f) The Employee shall receive health insurance as is made available to other employees of the Company. [The Employee shall receive ____ days of paid vacation/personal/sick days each year, which may be taken at any time, subject to the Company's prior approval, which shall not be unreasonably withheld or delayed.]

         (g) The Employee shall be entitled to reimbursement for all reasonable and necessary travel, entertainment and other business expenses incurred or expended by him or her necessary for the performance of his duties as an employee of the Company, subject to a periodic accounting reasonably satisfactory to the Company. In addition, the Employee shall receive a non-accountable allowance for a car and related expenses of $500 per month.

         (h) The Company, at no cost to the Employee, shall prepare and file the Employee's federal, state and local income tax returns on behalf of the Employee for each tax year coinciding with all or any of the term hereof (including a tax year that may end after the expiration or termination of this Agreement for any reason, which the Company shall prepare and file regardless of such expiration or termination). The Employee shall cooperate with the Company and any tax preparers engaged by the Company and shall provide to the Company or such tax preparers records and materials as are necessary to prepare and file such returns in a timely and accurate fashion.

         (i) During the term of this Agreement, the Company shall obtain insurance against the death of the Employee, for the sole benefit of the Employee, in amount to be determined solely by the Company, but in no event shall the amount be less than the base salary under Section 4(a) above from time to time payable to the Employee through the remainder of the term of this Agreement. The type of policy secured by the Company shall be determined by the Company and all premiums payable thereon shall be the sole obligation of the Company. The Employee shall cooperate with the Company in procuring such policy.

         5. Covenants.
            ----------

         (a) The Employee agrees that all work produced by him or her under this Agreement shall be deemed to be a "work made for hire" as defined in the federal Copyright Act, Title 17 of the United States Code. Without further consideration, the Employee hereby irrevocably assigns, transfers and sets over to the Company, its successors and assigns, all of the Employee's right, title and interest in and to any and all developments, processes, discoveries, technologies and creations and all copyrightable works, materials and ideas (collectively "Inventions") and any improvement to any Invention, whether or not copyrightable or legally protectible or recognized as forms of property, and whether or not completed or used in practice, together with all information and data relating thereto (hereinafter "Proprietary Information") (including all designs, drawings, prints, patterns, sketches, ideas, inventions, improvements, writings and other works of authorship, theses, books, computer programs, lectures, illustrations, photographs, scientific and mathematical models, teaching methods, prints and any other subject matter that is or may become legally protectible or recognized as a form of property) that have been conceived, made or suggested, or may hereafter be conceived, made or suggested, either by the Employee or by others with the assistance or other participation of the Employee, and (i) on the Company's premises or during the Employee's usual working hours, or (ii) otherwise related to the business of the Company or any affiliate of the Company.

         (b) The Employee shall disclose promptly to the Company any and all Inventions and Proprietary Information when conceived or made by the Employee, and report promptly to the Company all information of which the Employee may become aware during the term of employment with the Company that may be of benefit to the Company. During the period of his employment hereunder, the Employee shall also disclose promptly to the officers of the Company all material Inventions relating to the business, products, or projects of the Company and/or involving the use of the Company's time, materials and/or facilities.

         (c) Upon request by the Company, the Employee shall, without compensation other than the Employee's usual and customary salary, bonuses and benefits hereunder, execute all such assignments and other documents and perform all such acts necessary to enable the Company to obtain, or uphold for its benefit, copyrights and patents for, and other rights to, such Inventions and Proprietary Information, which shall be owned by the Company, whether or not the Employee is the inventor or developer thereof.

         6. Disability and Death.
            ---------------------

         (a) If the Employee, due to physical or mental disability or incapacity, shall have been unable fully to perform his duties hereunder for any 180 days during any twelve (12) consecutive months, as determined in good faith by the Company, then the Company may terminate this Agreement and the Employee's employment hereunder by written notice to the Employee or his legal guardian, effective immediately upon delivery of such notice.

         (b) If the Employee shall die during the term of this Agreement, this Agreement and the Employee's employment hereunder shall terminate immediately upon the Employee's death.

         7. Termination of Employment.
            --------------------------

         (a) The Company may at any time terminate this Agreement and the Employee=s employment hereunder by written notice to the Employee effective immediately upon delivery of such notice if:

                  (i) the Employee shall commit any act whether or not involving the Company that constitutes a felony in the jurisdiction involved; or

                  (ii) the Employee engages in repeated substance abuse; or

                  (iii) the Board of Directors of the Company, after due inquiry and providing the Employee with a reasonable opportunity to be heard, shall have determined in good faith that the Employee committed wilful malfeasance or gross misconduct in his performance hereunder, or any material act of fraud or dishonesty against the Company; or

                  (iv) the Employee shall have committed a material breach of this Agreement that the Employee shall not have cured for 30 days after notice of the particulars of the breach provided that if such material breach cannot reasonably be cured in such 30-day period, but can be cured promptly thereafter, then only if the Employee has not promptly begun and diligently pursued a cure; or

                  (v) the Employee shall have refused to obey a directive of the Board of Directors to perform an act that the Employee is or should be able to perform and that is not illegal or unethical for 30 days after receipt of a written directive to perform such act; or

                  (vi) the Employee shall have failed to adequately perform his duties hereunder for five business days after notice of such failure from the Company specifying in reasonable detail the nature of such failure.

         (b) The Employee may at any time terminate this Agreement and his employment hereunder by written notice to the Company effective immediately upon delivery of such notice, if the Company shall have committed a material breach of this Agreement that the Company shall not have cured for 30 days after notice of the particulars of the breach provided that if such material breach cannot reasonably be cured in such 30-day period, then only if the Company has not promptly begun and diligently pursued a cure.

         (c) The Company, upon the majority vote of the shareholders of the Company, may at any time terminate this Agreement and the Employee's employment hereunder, without being required to demonstrate any cause, by written notice to the Employee effective 14 days after delivery of such notice. In the case of such a termination of this Agreement under this Section 7(c), the Company shall pay the Employee severance equal to the salary payable to the Employee under
Section 4(a) during the period of 12 months after such termination. At the option of the Company, such severance may be paid over such twelve-month period in the amounts and on the dates that salary payments would have been made absent such termination. No severance shall be due the Employee on the expiration of this Agreement or in the case of a termination of this Agreement under paragraph 7(a) or 7(b) above.

         8. Non-Disclosure of Confidential Information and Non-Competition. For
            --------------------------------------------------------------
the purposes of this Section 8, the term "Person" shall mean any person, corporation, limited liability company, partnership or other entity.

         (a) The Employee acknowledges that he has been informed that it is the policy of the Company to maintain as secret and confidential all information (x) relating to the products, publications, processes, technologies, inventions, methods, designs, source code and/or systems used by the Company and (y) relating to the suppliers, customers and employees of the Company (all such information hereafter referred to as "Confidential Information"), and the Employee further acknowledges that such Confidential Information is of great value to the Company. The parties hereto recognize that the services to be performed by the Employee are special and unique, and that by reason of his employment by the Company, he has and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect the Company's goodwill that the Employee agree, and accordingly the Employee does agree, that he will not directly or indirectly (except where authorized by the officers of the Company for the benefit of the Company), for or on behalf of himself or herself or any Person:

                  (i) at any time during his employment by the Company or after he ceases to be employed by the Company for any reason, divulge to any Person other than the Company (hereinafter referred to as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information, or any other information regarded as confidential and valuable by the Company that he knows or should know is regarded as confidential and valuable by the Company (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labeled as confidential or secret); or

                  (ii) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, act as or be an officer, director, stockholder, consultant or advisor, partner or employee of, or render any service for, or have any profit-sharing or other interest in, or lend money or make any other financial accommodation for or on behalf of, or undertake any business transaction with, any Person that engages in or is planning or preparing to engage in either direct competition with the Company or any corporate affiliate of the Company, or the business of providing, in any state where the Company or any corporate affiliate sells products or performs services, the same products and/or services as those provided by the Company or any corporate affiliate, except that he may hold securities that are part of a publicly traded class of securities (not in excess of 5% of the outstanding total of any class of such securities) in competitive concerns so long as he discloses such holding to the Company; or

                  (iii) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, engage in or plan or prepare to engage in (A) competition with the Company or any corporate affiliate or (B) the business of providing, in any state where the Company or any corporate affiliate sells products or performs services, the same products and/or services as those provided by the Company or any corporate affiliate; or

                  (iv) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining services from, or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have been, in the employ of or retained by the Company and/or its affiliates; or

                  (v) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, (A) attempt in any manner to solicit, or instruct, assist or provide any services in connection with the solicitation of, business from any Person that is, or shall have been after the date hereof, a client of the Company or any affiliate (a "Client") (except on behalf of the Company), or (B) persuade, or attempt in any manner to persuade, any Client to cease doing business or to reduce the amount of business that any such Client has customarily done or contemplates doing with the Company or any affiliate of the Company;

                  (vi) at any time during his employment by the Company and the applicable period thereafter specified in each of the clauses above, negotiate for or enter into an agreement, understanding or arrangement, or otherwise cause or authorize any Person to take any of the actions prohibited by such clause.

         (b) The Employee shall, upon the expiration or termination of his employment by the Company for any reason, forthwith deliver up to the Company any and all computer code, drawings, notebooks, keys and other documents and materials, or copies thereof, in electronic format or otherwise, in his possession or under his control that relate to any Confidential Information, including any of same that relate to any Invention relating to the business of the Company or any affiliate of the Company described in Section 5(a) hereof, or that are otherwise the property of the Company, and within 10 business days of such expiration or termination deliver to the Company an affidavit stating that all materials required to be delivered under this Section 8(b) have been delivered and all electronic copies that have not been delivered have been deleted.

         (c) The Employee agrees that any breach or threatened breach by him or her of any provision of this Section 8 will, because of the unique nature of the Employee's services and the Confidential Information entrusted to him or her as aforesaid, cause irreparable harm to the Company and shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach, without the need to show irreparable injury or to post any bond, which are hereby waived by the Employee. If the Employee breaches this Section 8, then the periods of time referred to in this Section 8 shall be deemed extended for a period equal to the respective period during which Employee is in breach thereof, in order to provide for injunctive relief and specific performance for a period equal to the full term thereof.

         (d) The parties hereto understand and intend that each restriction agreed to by the Employee hereinabove shall be construed as separable and divisible from every other restriction, and the unenforceability, in whole or in part, of any such restriction, in any jurisdiction, shall not affect the enforceability of such restriction in any other jurisdiction or of the remaining restrictions in any jurisdiction, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. The Employee further acknowledges that the Company is relying upon such covenants as an inducement to provide the Employee with employment and in connection therewith to permit the Employee to have continued access to Confidential Information.

         (e) The Employee shall not make, and shall refrain from making, any derogatory or defamatory statements about the Company to any customer, supplier, vendor or competitor of the Company. Derogatory statements are those that impugn the character, capabilities, reputation or integrity of a person, product, service or entity.

         (f) This Section 8 and Section 5(c) shall survive any expiration or other termination of this Agreement.

         9. Entire Agreement. This Agreement contains the entire understanding
            ----------------
of the parties with respect to the subject matter hereof and supersedes any prior agreement between the parties. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced; provided, however,
                                                          --------  -------
that the Employee's compensation may be increased at any time by the Company without in any way affecting any of the other terms and conditions of this Agreement, which in all other respects shall remain in full force and effect. No action by either party shall be deemed a waiver of any right hereunder, and no waiver of any right at any time shall operate as a waiver of any other right or as a waiver of such right at any other time.

         10. Successors and Assigns. This Agreement shall be binding upon and
             ----------------------
shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto, except that this Agreement may not be assigned by the Employee, or by the Company except to an affiliate of the

Company, in which case the Company shall remain liable for all of its obligations hereunder.

         11. Governing Law. All matters concerning the validity and
             -------------
interpretation of and performance under this Agreement shall be governed by the laws of the State of New York.

         12. Designations and Notices. Any notices or other communications
             ------------------------
required or permitted hereunder, except as may otherwise be provided in this Agreement, shall be in writing and will be deemed given and delivered when delivered personally, or the day signed for or rejected by addressee after being mailed if mailed by certified mail, return receipt requested, or the next business day if sent by nationally recognized courier service providing for a return receipt, in each case, postage prepaid, addressed to the address on the first page hereof or to such other address as either party shall designate by notice to the other, effective ten (10) days after such notice.

         13. Severability. The invalidity or unenforceability of any particular
             ------------
provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         14. Construction. Throughout this Agreement, each pronoun shall be
             ------------
deemed to include the masculine, the feminine and the neuter, the singular and plural, and vice versa, where such meanings would be appropriate. The headings herein are inserted only as a matter of convenience and reference, and they in no way define, limit or describe the scope of this Agreement or the intent of any provisions thereof.

         15. Further Assurances. Each party shall execute such other documents
             ------------------
and instruments as shall be requested by the other party to accomplish fully the purposes of this Agreement.

         16. No Conflicting Agreement. Employee hereby represents and warrants
             ------------------------
to the Company that the Employee (i) is not a party to or bound by any non-competition, non-solicitation, confidentiality or other agreement of any kind that would conflict with or prevent his employment hereunder or the full performance of all of his duties hereunder, and (ii) has not, and will not, wrongfully use any confidential information or know-how taken from another employer. Employee shall indemnify and hold the Company harmless from any claim, loss, damage and expense (including, without limitation, reasonable attorneys' fees, whether defending a claim or enforcing this indemnity) incurred by the Company arising out of or relating to any breach of the foregoing representations and warranties in this Section 16.

         17. Counterparts. This Agreement may be executed in any number of
             ------------
counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Employee has executed, and the Company has caused to be executed by its duly authorized officer, this Agreement as of the date first above written.






                                           Elegant Concrete Techonologies, Inc.



_______________________                     By: _______________________
ALAN HILLSBERG                                  Name:
                                                Title:

                                                                       EXHIBIT B



                              EMPLOYMENT AGREEMENT
                              --------------------

         EMPLOYMENT AGREEMENT dated December ___, 2002 between Elegant Concrete Techonologies, Inc., a Nevada corporation having an office at 20 Old Turnpike Road, Nanuet, NY 10954 (the "Company"), and Anthony Costanzo, an individual residing at ________________________ (the "Employee").

                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, the Company wishes to employ the Employee and the Employee wishes to accept such employment, all on the terms hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

         1. Employment. The Company hereby employs the Employee as its ________, and the Employee hereby accepts such employment, subject to the terms and conditions hereinafter set forth.

         2. Term. The term of the Employee's employment hereunder shall
            ----
commenced on January 1, 2003, and shall continue thereafter for a period of three years, unless terminated earlier in accordance with the terms hereof.

         3. Duties; Company Shares.
            -----------------------

         (a) The Employee shall serve the Company loyally, faithfully and to the best of his abilities and shall devote approximately ____ hours per year (but not in excess of __ hours per week) working time and efforts to the performance of his/her duties hereunder. The Employee shall be available for travel, as the needs of the business of the Company require.

         (b) The Employee shall not, during the term hereof, engage in any business activity that interferes with the performance of his obligations under this Agreement.

         (c) The Employee shall not sell, transfer, hypothecate, negotiate, pledge, assign, encumber, or in any other way dispose of any Common Stock of the Company for a period of two years from the date hereof (the "Restricted Period"), except upon the approval of a simple majority of the shareholders of the Company; and any sale, transfer, hypothecation, negotiation, pledge, assignment, encumbrance or other disposition of any such Common Stock, except as so approved, shall be null and void[; except transfers to the spouse or children of the Employee or to a trust of which there are no principal beneficiaries other than the spouse or one or more children of a Employee or to a corporation or partnership 100% of the equity of which is owned by such Employee or such persons or trusts ("Permitted Transferees"), provided that any Permitted

Transferee receiving shares shall execute such documents, certificates and instruments and agreements reasonably required by counsel to the Company to represent as to investment intent and other matters and to bind such transferee to not further sell, transfer, hypothecate, negotiate, pledge, assign, encumber, or in any other way dispose of the Common Stock of the Company received from the Employee for the remainder of the Restricted Period].

         (d) If the shareholders of the Company are requested by the Company to enter into to a lock-up agreement to refrain from selling any shares of Common Stock for a period after the effective date of any registration statement or notification to be filed by the Company under the Securities Act of 1933, as amended (the "Securities Act") (which period may extend for up to six months after the termination of this Agreement), and a simple majority of the shareholders of the Company, other than the Employee, agree to enter into such lock-up agreement, then the Employee shall also enter into such lock-up agreement.

         4. Compensation and Benefits.
            --------------------------

         (a) In consideration of the services to be rendered by the Employee hereunder and the Employee's covenants contained herein, the Company shall pay to the Employee, and he shall accept, a base salary, payable biweekly or weekly at the Company's option, at an annual rate of $30,000.

         (b) In addition, the Employee shall be eligible to receive annual performance bonuses in amounts to be determined by simple majority vote of the shareholders of the Company.

         (c) [Bonus To Be Determined-- In addition, the Employee shall be entitled to an annual performance bonus for each calender year (a "Bonus Period") during the term hereof, commencing with the year ending December 31, 2003, based on the Company's increase during such Bonus Period in [bonus measure TBD]. For any Bonus Period, the Employee's bonus shall be a [percentage of the Employee's base pay under Section 4(a) above for such Bonus Period] equal to [bonus formula TBD]; provided however, that the Employee's bonus for any Bonus Period shall be limited to no more than [__% of the Employee's base pay for such Bonus Period]. The Company's [bonus measure] shall be determined by the Company's regular certified public accountants, whose determination shall be final.]

         (d) The Employee is hereby granted three options (each an "Annual Option") to purchase 25,000 shares each (as adjusted for all splits, recombinations, stock dividends and similar events occurring after the 10 for 1 split of the shares of the Common Stock of the Company to occur on the date hereof) of the Common Stock of the Company. The Annual Options shall vest successively as follows: (i) the first Annual Option shall vest on the first anniversary of the date hereof, (ii) the second Annual Option shall vest on the second anniversary of the date hereof, and (iii) the third Annual Option shall vest on the third anniversary of the date hereof (in each case, the "Annual Option Vest Date"), provided that an Annual Option shall not vest and the Employee shall not be entitled to exercise all or any part of such Annual Option unless the Employee shall be an employee of the Company through the day before the Annual Option Vest Date for such Annual Option. The exercise price for each Annual Option shall be $1.00 per share (as adjusted for all splits, recombinations, stock dividends and similar events occurring after the 10 for 1 split of the shares of the Common Stock of the Company to occur on the date hereof). Each Annual Option shall expire [five years] after the Annual Option Vest Date for such Annual Option.

         (e) The Company may issue additional options (each a "Discretionary Option") to the Employee upon the simple majority vote of the shareholders of the Company. Each Discretionary Option shall vest as determined by the shareholders of the Company at time of issuance (in each case, the "Discretionary Option Vest Date"), provided that an option shall not vest and the Employee shall not be entitled to exercise all or any part of such option unless the Employee shall be an employee of the Company through the day before the Discretionary Option Vest Date. The exercise price and expiration date for each Discretionary Option shall be set by the Board of Directors at the time of its issuance.

         (f) The Employee shall be entitled to reimbursement for all reasonable and necessary travel, entertainment and other business expenses incurred or expended by him or her necessary for the performance of his duties as an employee of the Company, subject to a periodic accounting reasonably satisfactory to the Company.

         (g) The Company, at no cost to the Employee, shall prepare and file the Employee's federal, state and local income tax returns on behalf of the Employee for each tax year coinciding with all or any of the term hereof (including a tax year that may end after the expiration or termination of this Agreement for any reason, which the Company shall prepare and file regardless of such expiration or termination). The Employee shall cooperate with the Company and any tax preparers engaged by the Company and shall provide to the Company or such tax preparers records and materials as are necessary to prepare and file such returns in a timely and accurate fashion.


         5. Covenants.
            ----------

         (a) The Employee agrees that all work produced by him or her under this Agreement shall be deemed to be a "work made for hire" as defined in the federal Copyright Act, Title 17 of the United States Code. Without further consideration, the Employee hereby irrevocably assigns, transfers and sets over to the Company, its successors and assigns, all of the Employee's right, title and interest in and to any and all developments, processes, discoveries, technologies and creations and all copyrightable works, materials and ideas (collectively "Inventions") and any improvement to any Invention, whether or not copyrightable or legally protectible or recognized as forms of property, and whether or not completed or used in practice, together with all information and data relating thereto (hereinafter "Proprietary Information") (including all designs, drawings, prints, patterns, sketches, ideas, inventions, improvements, writings and other works of authorship, theses, books, computer programs, lectures, illustrations, photographs, scientific and mathematical models, teaching methods, prints and any other subject matter that is or may become legally protectible or recognized as a form of property) that have been conceived, made or suggested, or may hereafter be conceived, made or suggested, either by the Employee or by others with the assistance or other participation of the Employee, and (i) on the Company's premises or during the Employee's usual working hours, or (ii) otherwise related to the business of the Company or any affiliate of the Company.

         (b) The Employee shall disclose promptly to the Company any and all Inventions and Proprietary Information when conceived or made by the Employee, and report promptly to the Company all information of which the Employee may become aware during the term of employment with the Company that may be of benefit to the Company. During the period of his employment hereunder, the Employee shall also disclose promptly to the officers of the Company all material Inventions relating to the business, products, or projects of the Company and/or involving the use of the Company's time, materials and/or facilities.

         (c) Upon request by the Company, the Employee shall, without compensation other than the Employee's usual and customary salary, bonuses and benefits hereunder, execute all such assignments and other documents and perform all such acts necessary to enable the Company to obtain, or uphold for its benefit, copyrights and patents for, and other rights to, such Inventions and Proprietary Information, which shall be owned by the Company, whether or not the Employee is the inventor or developer thereof.

         6. Disability and Death.
            ---------------------

         (a) If the Employee, due to physical or mental disability or incapacity, shall have been unable fully to perform his duties hereunder for any 180 days during any twelve (12) consecutive months, as determined in good faith by the Company, then the Company may terminate this Agreement and the Employee's employment hereunder by written notice to the Employee or his legal guardian, effective immediately upon delivery of such notice.

         (b) If the Employee shall die during the term of this Agreement, this Agreement and the Employee's employment hereunder shall terminate immediately upon the Employee's death.

         7. Termination of Employment.
            --------------------------

         (a) The Company may at any time terminate this Agreement and the Employee=s employment hereunder by written notice to the Employee effective immediately upon delivery of such notice if:

                  (i) the Employee shall commit any act whether or not involving the Company that constitutes a felony in the jurisdiction involved; or

                  (ii) the Employee engages in repeated substance abuse; or

                  (iii) the Board of Directors of the Company, after due inquiry and providing the Employee with a reasonable opportunity to be heard, shall have determined in good faith that the Employee committed wilful malfeasance or gross misconduct in his performance hereunder, or any material act of fraud or dishonesty against the Company; or

                  (iv) the Employee shall have committed a material breach of this Agreement that the Employee shall not have cured for 30 days after notice of the particulars of the breach provided that if such material breach cannot reasonably be cured in such 30-day period, but can be cured promptly thereafter, then only if the Employee has not promptly begun and diligently pursued a cure; or

                  (v) the Employee shall have refused to obey a directive of the Board of Directors to perform an act that the Employee is or should be able to perform and that is not illegal or unethical for 30 days after receipt of a written directive to perform such act; or

                  (vi) the Employee shall have failed to adequately perform his duties hereunder for five business days after notice of such failure from the Company specifying in reasonable detail the nature of such failure.

         (b) The Employee may at any time terminate this Agreement and his employment hereunder by written notice to the Company effective immediately upon delivery of such notice, if the Company shall have committed a material breach of this Agreement that the Company shall not have cured for 30 days after notice of the particulars of the breach provided that if such material breach cannot reasonably be cured in such 30-day period, then only if the Company has not promptly begun and diligently pursued a cure.

         (c) The Company may at any time terminate this Agreement and the Employee's employment hereunder, without being required to demonstrate any cause, by written notice to the Employee effective 14 days after delivery of such notice. In the case of such a termination of this Agreement under this
Section 7(c), the Company shall pay the Employee severance equal to the salary payable to the Employee under Section 4(a) during the period of 12 months after such termination. At the option of the Company, such severance may be paid over such twelve-month period in the amounts and on the dates that salary payments would have been made absent such termination. No severance shall be due the Employee on the expiration of this Agreement or in the case of a termination of this Agreement under paragraph 7(a) or 7(b) above.

         8. Non-Disclosure of Confidential Information and Non-Competition. For
            ---------------------------------------------------------------
the purposes of this Section 8, the term "Person" shall mean any person, corporation, limited liability company, partnership or other entity.

         (a) The Employee acknowledges that he has been informed that it is the policy of the Company to maintain as secret and confidential all information (x) relating to the products, publications, processes, technologies, inventions, methods, designs, source code and/or systems used by the Company and (y) relating to the suppliers, customers and employees of the Company (all such information hereafter referred to as "Confidential Information"), and the Employee further acknowledges that such Confidential Information is of great value to the Company. The parties hereto recognize that the services to be performed by the Employee are special and unique, and that by reason of his employment by the Company, he has and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect the Company's goodwill that the Employee agree, and accordingly the Employee does agree, that he will not directly or indirectly (except where authorized by the officers of the Company for the benefit of the Company), for or on behalf of himself or herself or any Person:

                  (i) at any time during his employment by the Company or after he ceases to be employed by the Company for any reason, divulge to any Person other than the Company (hereinafter referred to as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information, or any other information regarded as confidential and valuable by the Company that he knows or should know is regarded as confidential and valuable by the Company (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labeled as confidential or secret); or

                  (ii) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, act as or be an officer, director, stockholder, consultant or advisor, partner or employee of, or render any service for, or have any profit-sharing or other interest in, or lend money or make any other financial accommodation for or on behalf of, or undertake any business transaction with, any Person that engages in or is planning or preparing to engage in either direct competition with the Company or any corporate affiliate of the Company, or the business of providing, in any state where the Company or any corporate affiliate sells products or performs services, the same products and/or services as those provided by the Company or any corporate affiliate, except that he may hold securities that are part of a publicly traded class of securities (not in excess of 5% of the outstanding total of any class of such securities) in competitive concerns so long as he discloses such holding to the Company; or

                  (iii) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, engage in or plan or prepare to engage in (A) competition with the Company or any corporate affiliate or (B) the business of providing, in any state where the Company or any corporate affiliate sells products or performs services, the same products and/or services as those provided by the Company or any corporate affiliate; or

                  (iv) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining services from, or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have been, in the employ of or retained by the Company and/or its affiliates; or

                  (v) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, (A) attempt in any manner to solicit, or instruct, assist or provide any services in connection with the solicitation of, business from any Person that is, or shall have been after the date hereof, a client of the Company or any affiliate (a "Client") (except on behalf of the Company), or (B) persuade, or attempt in any manner to persuade, any Client to cease doing business or to reduce the amount of business that any such Client has customarily done or contemplates doing with the Company or any affiliate of the Company;

                  (vi) at any time during his employment by the Company and the applicable period thereafter specified in each of the clauses above, negotiate for or enter into an agreement, understanding or arrangement, or otherwise cause or authorize any Person to take any of the actions prohibited by such clause.

         (b) The Employee shall, upon the expiration or termination of his employment by the Company for any reason, forthwith deliver up to the Company any and all computer code, drawings, notebooks, keys and other documents and materials, or copies thereof, in electronic format or otherwise, in his possession or under his control that relate to any Confidential Information, including any of same that relate to any Invention relating to the business of the Company or any affiliate of the Company described in Section 5(a) hereof, or that are otherwise the property of the Company, and within 10 business days of such expiration or termination deliver to the Company an affidavit stating that all materials required to be delivered under this Section 8(b) have been delivered and all electronic copies that have not been delivered have been deleted.

         (c) The Employee agrees that any breach or threatened breach by him or her of any provision of this Section 8 will, because of the unique nature of the Employee's services and the Confidential Information entrusted to him or her as aforesaid, cause irreparable harm to the Company and shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach, without the need to show irreparable injury or to post any bond, which are hereby waived by the Employee. If the Employee breaches this Section 8, then the periods of time referred to in this Section 8 shall be deemed extended for a period equal to the respective period during which Employee is in breach thereof, in order to provide for injunctive relief and specific performance for a period equal to the full term thereof.

         (d) The parties hereto understand and intend that each restriction agreed to by the Employee hereinabove shall be construed as separable and divisible from every other restriction, and the unenforceability, in whole or in part, of any such restriction, in any jurisdiction, shall not affect the enforceability of such restriction in any other jurisdiction or of the remaining restrictions in any jurisdiction, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. The Employee further acknowledges that the Company is relying upon such covenants as an inducement to provide the Employee with employment and in connection therewith to permit the Employee to have continued access to Confidential Information.

         (e) The Employee shall not make, and shall refrain from making, any derogatory or defamatory statements about the Company to any customer, supplier, vendor or competitor of the Company. Derogatory statements are those that impugn the character, capabilities, reputation or integrity of a person, product, service or entity.

         (f) This Section 8 and Section 5(c) shall survive any expiration or other termination of this Agreement.

         9. Entire Agreement. This Agreement contains the entire understanding
            ----------------
of the parties with respect to the subject matter hereof and supersedes any prior agreement between the parties. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced; provided, however, that the Employee's compensation may be increased at any time by the Company without in any way affecting any of the other terms and conditions of this Agreement, which in all other respects shall remain in full force and effect. No action by either party shall be deemed a waiver of any right hereunder, and no waiver of any right at any time shall operate as a waiver of any other right or as a waiver of such right at any other time.

         10. Successors and Assigns. This Agreement shall be binding upon and
             ----------------------
shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto, except that this Agreement may not be assigned by the Employee, or by the Company except to an affiliate of the Company, in which case the Company shall remain liable for all of its obligations hereunder.

         11. Governing Law. All matters concerning the validity and
             -------------
interpretation of and performance under this Agreement shall be governed by the laws of the State of New York.

         12. Designations and Notices. Any notices or other communications
             ------------------------
required or permitted hereunder, except as may otherwise be provided in this Agreement, shall be in writing and will be deemed given and delivered when delivered personally, or the day signed for or rejected by addressee after being mailed if mailed by certified mail, return receipt requested, or the next business day if sent by nationally recognized courier service providing for a return receipt, in each case, postage prepaid, addressed to the address on the first page hereof or to such other address as either party shall designate by notice to the other, effective ten (10) days after such notice.

         13. Severability. The invalidity or unenforceability of any particular
             ------------
provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         14. Construction. Throughout this Agreement, each pronoun shall be
             ------------
deemed to include the masculine, the feminine and the neuter, the singular and plural, and vice versa, where such meanings would be appropriate. The headings herein are inserted only as a matter of convenience and reference, and they in no way define, limit or describe the scope of this Agreement or the intent of any provisions thereof.

         15. Further Assurances. Each party shall execute such other documents
             ------------------
and instruments as shall be requested by the other party to accomplish fully the purposes of this Agreement.

         16. No Conflicting Agreement. Employee hereby represents and warrants
             ------------------------
to the Company that the Employee (i) is not a party to or bound by any non-competition, non-solicitation, confidentiality or other agreement of any kind that would conflict with or prevent his employment hereunder or the full performance of all of his duties hereunder, and (ii) has not, and will not, wrongfully use any confidential information or know-how taken from another employer. Employee shall indemnify and hold the Company harmless from any claim, loss, damage and expense (including, without limitation, reasonable attorneys' fees, whether defending a claim or enforcing this indemnity) incurred by the Company arising out of or relating to any breach of the foregoing representations and warranties in this Section 16.

         17. Counterparts. This Agreement may be executed in any number of
             ------------
counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Employee has executed, and the Company has caused to be executed by its duly authorized officer, this Agreement as of the date first above written.


                                       Elegant Concrete
                                       Techonologies, Inc.



_______________________                By: _______________________
ANTHONY COSTANZO                       Name:
                                       Title:

                                                                       EXHIBIT C


                            2003 JOINT INCENTIVE AND
                       NON-QUALIFIED STOCK OPTION PLAN OF
                             ELEGANT CONCRETE, INC.

         1.       PURPOSE

         The purpose of this Plan, which shall be known as the "2003 Joint Incentive and Non-Qualified Stock Option Plan" (the "Plan"), is to permit Shaft, Inc. (the "Company") and its "subsidiary" corporations, as defined herein, to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company and its shareholders. By affording key personnel the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the Plan is expected to contribute to the attainment of those objectives. Options under the Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of non-qualified stock options ("Non-Qualified Options"). Unless otherwise indicated, references in the Plan to "options" include Incentive Options and Non-Qualified Options.

         2.       ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (the "Board") or, at their discretion, by a stock option committee (the "Committee"), which shall be appointed by the Board of Directors of the Company and shall consist of not less than two directors of the Board who shall serve at the pleasure of the Board. Members of the Committee shall be eligible to participate in the Plan while a member of the Committee except that the Board may exclusively appoint two or more non-employee directors to the Committee pursuant to Rule 16b-3(d)(1) under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board.

         The Board or the Committee, as the case may be (hereinafter, the "Committee" refers to the Board or Committee, as the case may be, unless otherwise specified), is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations and to appoint such agents as they deem appropriate for carrying out the provisions and purposes of the Plan. The interpretation and construction by the Committee of any provisions of, and the determination of any questions arising under, the Plan, any such rule or regulation, or any agreement granting options under the Plan, shall be final and conclusive and binding on all persons interested in the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the Committee present at a meeting at which a quorum is present, or acts approved in writing by all of its members, shall be acts of the Committee.

         3.       SHARES SUBJECT TO THE PLAN

         Subject to the Plan, options may be granted under the Plan for shares of the Company's common stock, $.001 par value ("Common Stock"), and may be made available from either authorized and unissued shares or issued shares held in the treasury of the Company. The total amount of shares of Common Stock which may be delivered upon exercise of options granted under the Plan shall not exceed 300,000 shares, subject to adjustment in accordance with the provisions of Paragraph 10 hereof. In the event that any option granted under the Plan shall terminate, expire or, with the consent of the optionee, be canceled as to any shares of Common Stock, without having been exercised in full, new options may be granted covering such shares.

         4.       AWARD OF OPTIONS

         Non-Qualified Options under the Plan may be granted to any person, including but not limited to employees, directors, independent agents and consultants who, the Committee believes, has contributed, or will contribute to the success of the Company. Incentive Options under the Plan may be awarded only to persons who, at the time such Incentive Options are granted, are employees of the Company or a subsidiary corporation, as defined herein, including any such employees who may be directors and shareholders thereof. In determining the persons to whom options shall be granted and the number of shares covered by each option, the Committee may take into account the nature of the services rendered by the respective persons, his or her present and potential contribution to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant. Because the officers and the employees of the Company who may participate in the 2003 Plan and the amount of their options will be determined on a discretionary basis by the Committee or the full Board of Directors, it is not possible to state the names or positions of, or the number of options that may be granted to, the Company's officers and employees.

         Any option granted hereunder shall be evidenced by a stock option agreement authorized by the Committee and executed by a duly authorized officer of the Company (the "Stock Option Agreement"). Each Stock Option Agreement shall specify the number of shares covered by such option and the purchase price per share and shall contain such terms and conditions not inconsistent with the Plan as the Committee shall deem appropriate (which terms and conditions need not be the same in each Stock Option Agreement and may be changed from time to time). The date on which an option shall be granted shall be the date of the Board's or the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized (the "Date of Grant"). Each Stock Option Agreement may require as conditions of exercise that the optionee provide such investment representations with respect to, and enter into such agreements concerning the sale and transfer of, the shares receivable by the optionee upon exercise, as the Committee deems appropriate. Each Stock Option Agreement for a Non-Qualified Option shall provide for the withholding of income taxes and employment taxes that the Company determines it is required to withhold upon the exercise of such option.

         Anything herein to the contrary notwithstanding:

        (i) The Company may not, in the aggregate, grant Incentive Options that are first exercisable by any optionee, during any calendar year to the extent that the aggregate Fair Market Value (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) of the underlying stock (determined at the time the Incentive Option is granted) of all of the options first exercisable by such optionee during such calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the
Code) exceeds $100,000.

       (ii) The purchase price of each share for which a Non-Qualified Option is granted and the number of shares covered by such option shall be within the discretion of the Committee based upon the value of the optionee's services, the number of outstanding shares of Common Stock, the market price of such Common Stock, and such other factors as the Committee determines are relevant; provided however, that such purchase price may not be less than the par value of the Common Stock. The purchase price of each share for which an Incentive Option is granted under the Plan (the "Incentive Option Shares") shall not be less than the amount which the Committee determines, in good faith, at the time such Incentive Option is granted, constitutes 100% (110%, in the case of an Incentive Option granted to an employee who, immediately before the Date of Grant, owns more than 10% of the total combined voting power of all classes of stock of the Company) of the then Fair Market Value of such Incentive Option Shares.

        5.      TERM OF PLAN

        The Plan shall terminate ten years from the earlier of the date of adoption of the Plan or the date the Plan is approved by the shareholders of the Company. No option may be granted after such termination. Termination of the Plan, however, shall not affect the rights of optionees under options theretofore granted to them, and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or terminate by their own terms and conditions.

        6.      TERM OF OPTIONS

        The period during which any option granted hereunder may be exercised shall be determined in each case by the Board or the Committee, as the case may be; however, anything herein to the contrary notwithstanding, options granted hereunder shall only be exercisable during a period not to exceed ten years from the Date of Grant (except that in the case of an Incentive Option granted to an employee who owns, immediately before the Date of Grant, more than 10% percent of the total combined voting power of all classes of stock of the Company, such options shall only be exercisable during a period not to exceed five years from the Date of Grant). Each option shall be subject to such other conditions regarding its exercise or non-exercise as the Committee may determine.

        7.      PURCHASE OF OPTION BY COMPANY

        The Stock Option Agreement with respect to any option at any time granted under the Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 8 hereof) may, at any time at which the Fair Market Value of the Company's Common Stock is in excess of the purchase price of the option and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the purchase price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and
(ii) an amount equal to such number of shares multiplied by the Fair Market Value of the Company's Common Stock on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, at the election of the Committee, either in cash or in shares of Common Stock (valued as of the date and in the manner provided above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Committee.

        8.      TERMINATION OF EMPLOYMENT

        No option or any portion thereof granted to an employee under the Plan shall be exercisable by such optionee at any time following the termination of employment, except that the Stock Option Agreement with respect to options granted by the Board or the Committee may permit an option to be exercised by such optionee (or his or her legal representative if the optionee dies or becomes incompetent) within three months after termination, but only to the extent the Option was exercisable at the date of termination, and may also provide that in the event of the death or disability (which, in the case of Incentive Stock Options, shall mean permanent and total disability as defined in
Section 22(e)(3) of the Code) of the optionee, that the option may be exercised by such optionee's legal representative, executor or administrator or by his or her distributee to whom the option may have been transferred by will or by the laws of descent and distribution within a period of not more than one year after such death or disability, but only to the extent that it was exercisable at the date of the termination of such optionee's employment. Whether any leave of absence shall constitute termination of employment for the purposes of any option granted under the Plan shall be determined in each case by the Committee in its sole discretion.

        9.      PAYMENT FOR SHARES

        Each Stock Option Agreement shall provide that payment for shares of Common Stock purchased upon the exercise of an option (or any portion thereof) granted hereunder shall be made in full in cash at the time of such exercise.

        Notwithstanding the previous sentence, payment for shares of Common Stock made pursuant to Section 11 may be made in shares of Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price. For purposes of this section, the market value per share of Common Stock shall be the last sale price on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Common Stock in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee.

        It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon the exercise of an option, that the optionee pay to the Company, upon its demand, such amount as may be requested by the Company for the purposes of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of such option or the transfer of such shares upon such exercise or the purchase of such option by the Company pursuant to Paragraph 7 hereof.

        10.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        The total number of shares of Common Stock which may be purchased upon the exercise of options granted under the Plan shall be appropriately adjusted by the Committee for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock dividend, subdivision, combination or reclassification of shares or any other change in the corporate structure or shares of the Company; provided, however, in each case, that, with respect to Incentive Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In the event of the dissolution or liquidation of the Company or upon any merger or consolidation thereof, the Committee may make such adjustment with respect to options or take such other action as it deems necessary or appropriate to reflect or in anticipation of such dissolution, liquidation, merger or consolidation including, without limitation, the substitution of new options or the termination of existing options, except in the case of disability of the optionee resulting in termination of employment, in which case the option may be exercised by such optionee's legal representative as set forth in Paragraph 8 hereof.

        11.     RELOAD OPTIONS

        If upon the exercise of an option granted under the Plan (the "Original Option") the Optionee pays the purchase price for the Original Option pursuant to Section 9 in whole or in part in shares of Common Stock owned by the Optionee for at least six months, the Company shall grant to the Optionee on the date of such exercise an additional option under the Plan (the "Reload Option") to purchase that number of shares of Common Stock equal to the number of shares of Common Stock so held for at least six months, that shall have been transferred to the Company in payment of the purchase price in the exercise of the Original Option. The price at which each share of Common Stock covered by the Reload Option may be purchased shall be the market value per share of Common Stock (as specified by Section 9) on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in shares of Common Stock that shall have been held for more than six months pursuant to Section 9, the Optionee is entitled to receive a further Reload Option in accordance with this Section 11. Shares of Common Stock covered by a Reload Option shall not reduce the number of shares of Common Stock available under the Plan pursuant to Section 3.

        12.     ACCELERATION OF EXERCISABILITY

        In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all fully vested outstanding options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. In any such situation the board is authorized to give option holders the right to immediately exercise all of their options, whether fully vested or unvested. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 6, 8, 10, and 14.

        13.     NON-TRANSFERABILITY OF OPTIONS

        No option granted to an optionee under the Plan shall be transferred by such optionee otherwise than by will or the laws of descent and distribution. No transfer of an option by the optionee by will, by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such option. During the lifetime of the optionee, the option may only be exercised by the optionee, except in the case of disability of the optionee resulting in termination of employment, in which case the option may be exercised by such optionee's legal representative as set forth in Paragraph 8 hereof.

        14.     AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN

        The Committee may terminate, and at any time and from time to time, in any respect, amend or modify the Plan, including the designation of a formula that determines the amount, price and timing for the granting of options in accordance with Rule 16b-3(c)(ii); provided, however, that no such action of the Committee without approval of shareholders, may: (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the amount of Common Stock which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect any option theretofore granted under the Plan without the consent of the optionee; but it shall be conclusively presumed that any adjustment for changes as provided in Paragraph 10 does not adversely affect any such option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Option under Section 422 of the Code.

        15.     FINALITY OF DETERMINATIONS

        Each termination, interpretation, or other action made or taken by the Committee pursuant to the provisions of the Plan, shall be final and shall be binding and conclusive for all purposes and upon all persons.

        16.     EMPLOYMENT

        Nothing in the Plan or in any Stock Option Agreement under the Plan, shall confer on any person the right to become an employee of the Company or on any employee any right to continue in the employ of the Company or affect in any way the right of the Company to terminate his or her employment at any time.

        17.     HOLDING PERIOD FORss.16(b) INTERESTED PARTIES

        No option, or its underlying Common Stock, granted to interested (as defined under Rule 16 of the Securities Exchange Act of 1934) optionees under the Plan may be disposed of by an optionee at any time before six months have elapsed from the date of acquisition of the option, unless such disposition was the result of exercise or conversion of the option, without violating Rule 16b.

        The option is not deemed to have been acquired, and the six-month holding period shall not commence, until the exercise price of the option is fixed by the Board or Committee pursuant to Section 4.

        18.     ADDITIONAL PROVISIONS

        It is the intent of the Company that this Plan comply in all respects with the applicable provisions of Rule 16b-3(c) under the Exchange Act in connection with any grant of options to, or other transaction by, an optionee under the Plan who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such optionee). Accordingly, if any provision of this Plan or any Stock Option Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such optionee shall avoid liability under
Section 16(b). In addition, the per share price of any option shall be not less than 50% of the Fair Market Value of the Company's Common Stock at the date of grant of the option, if such pricing limitation is required in order to comply with Rule 16b-3 at the time of grant of the option.

        Anything herein to the contrary notwithstanding, the Committee may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the Plan; however, any and all such conditions shall be specified in the Stock Option Agreement limiting and defining such option.

        19.     EFFECTIVE DATE OF PLAN

        The Plan shall become effective on the date it is approved by the shareholders of the Company.